Exhibit 10.199

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC.  Each omitted Confidential Portion is marked by three Asterisks.

SIXTEENTH AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Sixteenth Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Sixteenth Amendment”) is made and entered into as of this 21st day of December, 2012 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with *** transponders on Galaxy 18; *** transponder on Galaxy 18; *** transponders on Horizons 1; and *** Transponder Segment on Horizons-1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement to increase *** Transponder Capacity by *** Transponder on the Galaxy 18 satellite.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Section 1.1, Description of Capacity. This Section shall be deleted and replaced with the following:

Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat, on a full time basis twenty-four (24) hours a day, seven (7) days a week), in outerspace, for the Capacity Term (as defined here), the Customer’s Transponder Capacity (defined below) meeting the “Performance Specifications” set forth in the “Technical Appendix” attached hereto as Appendix B.  For purposes of this Agreement, the “Customer’s Transponder Capacity” or “Customer’s Transponders” shall consist of (a) ***, *** (as defined in Section 1.2, below) *** transponders (collectively, the “*** Transponders’ and individually, the “*** Transponder”) from that certain U.S. domestic satellite referred to by Intelsat as “Galaxy 18,” located in geostationary orbit at 123 degrees West Longitude, (b) ***, *** transponders from the *** payload of that certain satellite referred to by Intelsat as “Horizons 1” at 127 degrees West Longitude (“*** Transponder”); (c) ***, *** Transponder (as defined below) from Galaxy 18 (the “Galaxy 18 *** Transponder”)  meeting the Performance Specifications set forth in the attached Appendix B-1; (d) and *** Transponder Segment on Horizons 1; and (e) *** Transponder from that certain U.S. domestic satellite referred to by Intelsat as “Galaxy 18,” located in geostationary orbit at 123 degrees West Longitude (the “Second *** Galaxy 18 Transponder”).

A *** Transponder is a transponder that will be *** the Protected Parties of *** Transponders with respect to the performance of their *** Transponders.  *** Transponders shall be *** the Protected Parties of the *** Transponders (or such Protected Party’s predecessor in interest) executed transponder purchase, lease, or use agreement for such *** Transponders.

The transponders on the Satellite and the beams in which these transponders are grouped are referred to as “Transponder(s)” and the “Beam(s),” respectively.  Galaxy 18, Galaxy 13 or Horizons 1 or such other satellite as to which Customer may at the time be using capacity hereunder, as applied in context herein, is referred to as the “Satellite.”  Intelsat shall not preempt or interrupt the provision of the Customer’s Transponder Capacity to Customer, except as specifically permitted under this Agreement.

3.	Capacity Term. The Capacity Term for the *** Galaxy 18 Transponder shall commence *** and shall continue for a period of *** to ***.

4.	Monthly Fee. The Monthly Fee for the *** Galaxy 18 Transponder shall be US$*** inclusive of the Backup Protection Fee of $***.

5.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Twelfth Amendment as of the day and year above written.

INTELSAT CORPORATION                                                                           GCI COMMUNICATION CORP.

By:           _/s/ Patricia A. Casey_________                                                    By:  _/s/ Jimmy Sipes____________
Name:           _Patricia A. Casey__________                                                  Name:  _Jimmy Sipes____________
Title:	_SVP & Deputy General Counsel_	Title: _VP Network Services and Chief Engineer_